EXHIBIT 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 5, 2001 included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File Nos. 333-03787, 333-03789, 333-64961 and 333-96161).

Tulsa, Oklahoma
  March 30, 2001